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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  JULY 20, 2005
                                 DATE OF REPORT
                        (Date of earliest event reported)



                            SMITH INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)



          DELAWARE                     1-8514                 95-3822631
(State or other jurisdiction of     (Commission            (I.R.S. Employer
incorporation or organization)      File Number)          Identification No.)

                      411 N. SAM HOUSTON PARKWAY, SUITE 600
                                 HOUSTON, TEXAS
                    (Address of principal executive offices)

                                      77060
                                   (Zip Code)

                                 (281) 443-3370
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS

         On July 20, 2005, Robert Kelley was appointed to the Board of Directors of Smith International, Inc. (the "Company") to serve a term beginning on July 21, 2005 and ending on the date of the Company's Annual Meeting of Shareholders in 2006. He will join the Audit Committee. Since 2001, Mr. Kelley has served as the President of Kellco Investments, a private investment company. From 1986 to 2001, Mr. Kelley served in several senior management roles including Chairman, President and Chief Executive Officer of Noble Affiliates, Inc. Prior to 1986, he was President and Chief Executive Officer of Samedan Oil Corporation, a subsidiary of Noble Energy, Inc.

         Mr. Kelley is not a party to any arrangement or understanding with any person pursuant to which he was selected as a director, nor is he a party to any transaction, or series of transactions, required to be disclosed pursuant to
Item 4.04(a) of Regulation S-K.

         A copy of the press release dated July 21, 2005, announcing the appointment of Mr. Kelley to the Company's Board of Directors is attached hereto as Exhibit 99.1 to this report on Form 8-K.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits. The exhibit below is being furnished with this Form
                  8-K.

                  99.1 Press Release dated July 21, 2005 with respect to the Company's appointment of Robert Kelley to the Company's Board of Directors.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SMITH INTERNATIONAL, INC.


Date: July 21, 2005                      /s/ NEAL S. SUTTON
                                         ---------------------------------------

                                         By: Neal S. Sutton
                                         Senior Vice President - Administration,
                                         General Counsel and Secretary



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                                  EXHIBIT INDEX


    EXHIBIT NO.            DESCRIPTION
    -----------            -----------

        99.1               Press Release by the Registrant dated July 21, 2005.